EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Roberts, President, Chief Executive Officer and Director of Verra Mobility Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
the Annual Report on Form 10-K of Verra Mobility Corporation for the year ended December 31, 2021 (“Annual Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Verra Mobility Corporation.

Date: April 22, 2022	By:	/s/ David Roberts
David Roberts
President, Chief Executive Officer, and Director
(Principal Executive Officer)